                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  August 15, 2003


                               Penton Media, Inc.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)



Delaware                              1-14337               36-2875386
----------------------------          ------------------    -------------------
(State or Other Jurisdiction          (Commission           (IRS Employer
      of Incorporation)               File Number)          Identification No.)

1300 East Ninth Street, Cleveland, Ohio                            44114
---------------------------------------------               -------------------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: 216-696-7000
                                                    ------------

Item 5.  Other Events.

On August 15, 2003, Penton Media, Inc. (the "Company") issued a press release announcing that it has replaced its existing revolving senior credit facility with a new $40 million revolving senior credit facility. The press release is attached hereto as exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits

         Exhibit        Description
         -------        -----------

         10.1 Loan and security agreement by and among Penton Media, Inc. as borrower and the Lenders that are signatories hereto, as the Lenders, and Wells Fargo Foothill, Inc., as the arranger and administrative agent.

         99.1           Press release dated August 15, 2003

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     Penton Media, Inc.



                                     By:    /s/ Preston L. Vice
                                           -------------------------------------
                                           Name:  Preston L. Vice
                                           Title:  Chief Financial Officer


Date:  August 18, 2003

                                  EXHIBIT INDEX


Exhibit  Description
-------  -----------

10.1 Loan and security agreement by and among Penton Media, Inc. as borrower and the Lenders that are signatories hereto, as the Lenders, and Wells Fargo Foothill, Inc., as the arranger and administrative agent.

99.1     Press release dated August 15, 2003